BioSpecifics Technologies Corp.

Investor Presentation

October 2007

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-KSB. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

BioSpecifics

- BioSpecifics develops and commercializes collagenase based products, which may provide future therapeutic alternatives to current therapies including surgery.
- BioSpecifics developed and manufactured FDA licensed Santyl®* prior to sale to DFB Biotech
- BioSpecifics partners with Auxilium Pharmaceutical for developing injectable collagenase (XIAFLEX™**).
- BioSpecifics has a strong pipeline of products under development in Phase 1, Phase 2 and Phase 3 clinical trials.

* Trademark of DFB Biotech
**Trademark of Auxilium Pharmaceuticals

Most Advanced Indications For Injectable Collagenase (XIAFLEX™)

- Dupuytren's Disease (Phase 3)
- Peyronie's Disease (Phase 2)
- Frozen Shoulder (Phase 2)

Summary of Potential Market Size

Dupuytren's	Over 13 million individuals worldwide including early stage; 240,000 potential candidates yearly.
Peyronie's	475,000 patients seek treatment annually; 210,000 potential candidates yearly.
Frozen Shoulder	20-50 million worldwide

Source: Auxilium Pharmaceuticals

Injectable Collagenase

- Collagenase breaks down collagen
- One of the most specific enzymes known
- Over 1300 patients have been treated in clinical trials with BioSpecifics' collagenase for Dupuytren's disease, Peyronie's disease, frozen shoulder, lipoma, cellulite and other indications.

BioSpecifics Pipeline

Indications	Phase 1	Phase 2	Phase 3	Marketing
Dupuytren's Disease				
Peyronie's Disease				
Frozen shoulder				
Lipoma				
Cellulite				

Potential Market Size

Dupuytren's	Over 13 million individuals worldwide including early stage. 240,000 potential candidates yearly.
Peyronie's	475,000 patients seek treatment annually. 210,000 potential candidates yearly.
Frozen Shoulder	20 -50 million worldwide

Source: Auxilium Pharmaceuticals

Dupuytren's Disease

- Formation of a collagen cord in the palm that contracts and limits range of motion of fingers. May cause dysfunction.
- Famous sufferers include Margaret Thatcher and Ronald Reagan.
- Millions of individuals worldwide have Dupuytren's disease, including early stage.


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Dupuytren's Market Size

- Prevalence in US and Europe: 3-6% of Population ~ 13-27M
- Patients Seeking Treatment: 1M
- Potential Yearly Candidates: 240,000
- US: 150,000
- Europe: 90,000

Source: Auxilium Pharmaceuticals

Commercial Potential for Injectable Collagenase for Dupuytren's Disease

- Non-surgical alternative
- US hand surgeons will use it on 76% of surgical candidates*
- Each patient has average of 2.2 joints which will require treatment*
- Early data indicates 1.4 vials of collagenase required per joint
- 2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
- Price competitive with surgery (approximately $5,000 in U.S.)*

Source: Auxilium Pharmaceuticals

Current Approach -- Surgery






Painful, Anesthesia Required
One Month Recovery Period
Recurrence Rates: 26 – 80%

Collagenase Injection

ruptures cord and restores normal motion



Pre/Post treatment

Pre-treatment



Post-treatment



- Rate of recurrence comparable to surgery
- Office procedure

Dupuytren's Phase 2b

(55 MP patients study)


Double Blind Dose Response
Success Rate (%)
95
75
55
35
15
-5
1
7
14
30
Days
Placebo
2.5 kU
5 kU
10 kU (P=0.0002)

Primary End Point:
0 - 5° contraction
Day 30

Clinical Sites:
– Stanford University
– Stony Brook University

Source: Badalamente, M. et al. Journal of Hand Surgery, 2002, 27A: 788-798

Pivotal Phase 3 Study - Design

- Randomized, double-blind, placebo controlled
- 35 Patients (28 men, 7 women)
- Mean Age was 61 ± 8.5 years
- XIAFLEX™ Injections:
  - 10,000 units dosing
  - Maximum 3 injections per joint at 4-6 week intervals
  - 2:1 randomization vs. placebo
- Primary Endpoint:
  - Contracture within 0 to 5° of normal
  - Measured 30 days after last injection

Sources: Auxilium Pharmaceuticals
Badalamente, M. et al. Journal of Hand Surgery, 2007, 32A: 767-774

Pivotal Phase 3 Study - Results

	XIAFLEX	Placebo	P-value
Primary End Point ▪ MP Joint ▪ PIP Joint	21/23 (91%) 12/14 (86%) 9/9 (100%)	0/12 0/7 0/5	< .001 < .001 < .001
Secondary Joint	5/6 (83%)	0/3	.035
Median Time to Success	8 Days	N/A	
Mean # Injections for Success	1.4	N/A	

Sources: Auxilium Pharmaceuticals
Badalamente, M. et al. Journal of Hand Surgery, 2007, 32A: 767-774

Pivotal Phase 3 Study – Other Findings

- **Adverse Events:**
  - No Serious Adverse Events reported
  - Adverse Events were mild to moderate, mostly local reactions. Resolved within a mean of 3 weeks
  - No reports of loss of sensation or infections, and no skin grafts required.
- **In total, 54/62 (87%) joints achieved clinical success in the study and its open label extension**
- **Recurrence Rates:**
  - 3 of 54 joints followed for 12 months
  - 5 of 27 joints followed for 24 months

Sources: Auxilium Pharmaceuticals
Badalamente, M. et al. Journal of Hand Surgery, 2007, 32A: 767-774

Encouraging Data from Discontinued Phase 3 Studies

(Conducted Nov-Dec 2006)

- First trials sponsored by Auxilium and first trials utilizing XIAFLEX™ produced by Auxilium
- Studies were conducted at 3 sites in Australia and 3 sites in the United States
- 30 patients treated: 22 received XIAFLEX™ and 8 received placebo injections, with vast majority of patients receiving only one dose of either XIAFLEX™ or placebo
- 14 of 22 patients injected with XIAFLEX™ achieved clinical success (contracture 0 to 5° of normal)
- No placebo patients experienced clinical success
- Adverse events were similar to those from past clinical studies

Source: Auxilium Pharmaceuticals

Dupuytren's Clinical Plan

- **U.S. pivotal phase 3 trial:**
  - 216 patients in at least 15 sites
  - Double blind placebo controlled, randomized in 2:1 ratio of active to placebo
  - Primary endpoint is reduction in contracture to within 0 - 5° of normal
  - Secondary endpoints to measure clinical improvement and time to success
  - Enrollment expected to be completed by 12/31/2007
  - Top Line data expected to be available Q2 2008

- **Australia double-blind placebo controlled study with open-label extension**
  - 60 patients, following protocol similar to U.S. trial
  - Top Line data expected to be available Q2 2008

- **Open-label studies to generate additional safety data**

- **Plan to file BLA in early 2009**

Source: Auxilium Pharmaceuticals

Peyronie's Disease

Warning:

The following slides present a graphic portrayal of a penis with the condition and during surgery

Peyronie's Disease


Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

- Affects over one million individuals worldwide*
- Collagen plaque doesn't expand and distorts erection
- Sexual dysfunction may result
- Patients are desperate for effective therapy

Source: Schwarzer I., et al, BJU International, 2001, 88 727

Peyronie's Disease And Current Treatment



Erect penis with Peyronie's



Surgical Procedure

Current Approach - Surgery

- Painful, anesthesia required, mixed results, penis shortens
- Resistance of surgeons and patients for surgery

Peyronie's Disease Market Size

- 475,000 patients seeking treatment annually in the US and Europe
- 210,000 potential candidates in the US and Europe annually
- 90% of US based urologists would use collagenase injection to avoid or delay surgery

Source: Auxilium Pharmaceuticals

Peyronie's Double Blind Placebo Controlled Clinical Study

- **Study Design:** Patients (N=49) were assigned to treatment with either placebo or one of the three dosages depending upon the severity of the disease. Treatment was administered on a single day.

- **Study results:** The data showed significant reduction of angle of penile curvature. Treatment outperformed placebo ($p<0.007$) for the group as a whole.

Peyronie's Open Label Study
(Protocol 1030)

- N=25
- 1st series of 3 injections given over 7-10 days. 2nd series given at 12 weeks.
- 19 completed follow-up at 9 months post 2nd series
- 52% rated as very much improved or much improved by investigator at 9 months post 2nd series
- 61% improvement in VAS question on sex life
- 52% met criteria for decrease in plaque length P=.0073 (Paired T Test)
- Adverse events include bruising and tear of tunica

Open Label Peyronie's Study
(Protocol 1035)

- N=10
- 1st series of 3 injections administered over one week time frame
- 2nd and 3rd series administered 6 weeks apart
- Baseline deviation angle was 50.2 degrees
- At 9 month post 1st series 25% or greater reduction in deviation angle achieved in 8/9 patients (89%) of patients who completed the follow up schedule
- 6/9 patients (67%) rated as very much improved or much improved at the 9 month follow-up

Source: Auxilium Pharmaceuticals

Frozen Shoulder

- Inflammation and thickening of the shoulder capsule
- No identifiable cause or from trauma
- Affects between 20 -50 million worldwide
- Occurs in patients ages 40-70 [mean age 52 for women and 55 for men]
- About 15% patients bilateral



Current Approach - Manipulation

- Painful
- Anesthesia required

Frozen Shoulder
Phase 2 Dose Response Study


Active elevation change from baseline at the 30 days visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

Frozen Shoulder Photos



Pre-treatment



Post-treatment

Intellectual Property

- Peyronie's and Dupuytren's indications have FDA Orphan Drug designation status (7 year exclusivity after commercialization)
- BioSpecifics owns or controls patents covering:
  - Peyronie's disease
  - Dupuytren's disease
  - Wound healing
  - Improved debridement
  - Removal of adipose tissue
  - Other patents pending

Consolidated Income Statements

	YTD June 30, 2007	December 31, 2006	2005
Revenues:			
Net sales	$ 11,932	$ 26,469	$ 95,546
Licensing fees	578,558	1,657,116	1,266,641
Consulting fees	140,000	233,333	-
Total revenue	**730,490**	**1,916,918**	**1,362,187**
Costs and expenses:			
Research and development	458,419	1,217,306	376,912
General and administrative	1,910,414	4,002,519	2,429,732
Total Costs and expenses	2,368,833	5,219,825	2,806,644
Operating loss from continuing operations	**(1,638,343)**	**(3,302,907)**	**(1,444,457)**
Other income (expense)	78,143	87,076	(177,877)
Loss from continuing operations before benefit (expense) for income tax	(1,560,200)	(3,215,831)	(1,622,334)
Income tax benefit (expense)	(3,600)	(147,480)	(6,118)
Net loss from continuing operations	**(1,563,800)**	**(3,363,311)**	**(1,628,452)**
Discontinued Operations:			
Net gain (loss) from discontinued operations	-	(988,696)	331,706
Net gain on the sale of assets	-	3,601,071	-
Net loss	**$ (1,563,800)**	**$ (750,936)**	**$ (1,296,746)**
Basic and diluted net income (loss) per share:			
From continuing operations	$ (0.30)	$ (0.64)	$ (0.33)
From discontinued operations	$ -	$ 0.50	$ 0.07
Basic and diluted net loss per share	**$ (0.30)**	**$ (0.14)**	**$ (0.26)**
Shares used in computation of basic net income (loss) per share	**5,255,354**	**5,219,908**	**4,989,538**
Shares used in computation of diluted net income (loss) per share	**5,255,354**	**5,219,908**	**4,989,878**
Cash and cash equivalents	**$ 2,624,246**	**$ 4,367,178**	**$ 539,380**

Auxilium Partnership

- $8 million in payments to date
- Future milestones payable for each indication upon:
  - – Exercise of option for additional indication
  - – Submission to either US or EU regulatory authorities
  - – Regulatory approval in US or EU
- Auxilium pays future royalty as % of worldwide net sales
- If Auxilium declines additional indications, BioSpecifics is free to pursue.

Upcoming Milestones

- Initiate Clinical Trials For Lipoma in H1 2008 And Cellulite in H2 2008.
- Q2 2008 Auxilium Presents Top Line Phase 3 Dupuytren's Clinical Trial Results
- Q2 2008 Auxilium Initiates Phase 2b Peyronie's Clinical Trial